UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 21, 2023

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HDSN	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On August 21, 2023, subsidiaries of Hudson Technologies, Inc. (the “Company”) repaid in full the remaining principal balance of $17,487,500 and associated prepayment fees of $349,750 with respect to its Credit Agreement dated March 2, 2022 (the “Term Loan Facility”) with TCW Asset Management Company LLC, as administrative agent (“Term Loan Agent”) and the lender parties thereto (the “Term Loan Lenders”).

Pursuant to the Term Loan Facility, Hudson Technologies Company (“HTC”), an indirect subsidiary of the Company, and the Company’s subsidiary Hudson Holdings, Inc., as borrowers (collectively, the “Borrowers”), and the Company, as guarantor, were obligated under the Credit Agreement with respect to term loans in the original principal amount of $85 million.

In addition, on July 31, 2023, HTC repaid the $15 million “first in last out” term loan (the “FILO Tranche”) from the Term Loan Lenders under its Amended and Restated Credit Agreement (the “Amended Wells Fargo Facility”) with Wells Fargo Bank, National Association, as administrative agent and lender (“Agent” or “Wells Fargo”) and such other lenders thereunder. The Amended Wells Fargo Facility otherwise remains in place.

Such payments have, in the aggregate, satisfied all obligations due to the Term Loan Lenders and the Term Loan Facility has been terminated.

Item 7.01.	Regulation FD Disclosure.

On August 21, 2023, the Company issued a press release announcing the repayment of all remaining obligations the Term Loan Facility and other matters. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued August 21, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2023

HUDSON TECHNOLOGIES, INC.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: Chief Financial Officer & Secretary

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